SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 10, 2009

INNOSPEC INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13879	98-0181725
(State or other jurisdictions of Incorporation)	Commission File Number	(I.R.S. employer identification number)

Innospec Manufacturing Park, Ellesmere Port, Cheshire United Kingdom
(Address of principal executive offices)
CH65 4HF (zip code)

Registrant’s telephone number, including area code: 011 - 44 -151- 355 - 3611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

By a press release dated February 9, 2009, Innospec Inc. announced that it has completed its planned debt refinancing and entered into a new three year loan facilities agreement (the “Facilities Agreement”) which provides loan facilities from a syndicate of lenders, for which Lloyds TSB Bank Plc acts as agent. The new loan facilities provide for an aggregate commitment of $150 million, comprising a term loan facility of $50 million and a revolving loan facility in an aggregate amount of $100 million to be made available in two tranches, Tranche B1 to the U.S. Borrowers (as defined in the Facilities Agreement and referring generally to US companies in the Innospec group) in the maximum principal amount of $50,000,000, and Tranche B2, the remainder, to the non-U.S. Borrowers (as defined in the Facilities Agreement and referring generally to the non-US companies in the Innospec group).

A copy of the facilities agreement (“Facilities Agreement”) and the press release are filed as Exhibits 99.1, and 99.2 respectively to this report on Form 8-K and are incorporated herein by reference.

The amounts borrowed under the new facilities will bear interest at a rate equal to LIBOR plus 2.5%. The applicable spread on the facilities will be subject to change and may increase or decrease by 0.25% in accordance with a leverage-based pricing grid.

The term loan component is repayable as follows: $10 million is due on February 6, 2010; $15 million on February 6, 2011; and $25 million on the day falling 36 months from the date of the Facilities Agreement. The amount outstanding under the revolving credit facility is repayable in its entirety on the date falling 36 months from the date of the Facilities Agreement.

The information contained in this Item 1.01 and Item 2.03 and the attached exhibit(s) are being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933.

The foregoing description of the Facilities Agreement is a summary, not complete and qualified in its entirety by reference to the actual Facilities Agreement, a copy of which is filed as Exhibit 99.1 to this report.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(a) The information provided in Item 1.01 of this current report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

99.1	Multicurrency Term and Revolving Facilities Agreement dated February 6, 2009.

99.2	Press Release, dated February 9, 2008, announcing completion of refinancing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innospec Inc.

By:	/s/ Andrew Hartley
Name:	Andrew Hartley
Title:	Vice President and General Counsel

Date: February 10, 2009

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EXHIBIT INDEX

Exhibit Number
99.1	Multicurrency Term and Revolving Facilities Agreement dated February 6, 2009.

99.2	Press Release, dated February 9, 2008, announcing completion of refinancing.